EXHIBIT 10.22
                         SECOND AMENDMENT TO AMENDED AND
                         RESTATED LETTER LOAN AGREEMENT

      THIS SECOND AMENDMENT TO AMENDED AND RESTATED LETTER LOAN AGREEMENT ("AMENDMENT") is made and entered into effective the 30th day of September, 1998, by and between DSI TOYS, INC., a Texas corporation (herein called "BORROWER"), BANK ONE, TEXAS, N.A., with offices in Houston, Texas (herein called "LENDER").

                                R E C I T A L S:

      WHEREAS, Borrower and Lender entered into an Amended and Restated Letter Loan Agreement dated October ___, 1997, and a First Amendment to Amended and Restated Letter Loan Agreement dated effective January 31, 1998 (collectively, the "LOAN AGREEMENT"; the terms defined therein being used herein as therein defined unless otherwise defined herein); and

      WHEREAS, Borrower and Lender desire to amend certain terms and provisions of the Loan Agreement, which include (i) modifying some existing financial covenants, and (ii) amending certain other terms and provisions of the Loan Agreement.

                               A G R E E M E N T:

      NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower and Lender hereby agree to amend the Loan Agreement as hereinafter set forth.

      1. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is, effective the date hereof, and subject to the satisfaction of the conditions precedent set forth in
Section 2 hereof, hereby amended as follows:

      (a) Section 5(o), AFFIRMATIVE COVENANTS, of the Loan Agreement is amended by deleting the same in its entirety and substituting the following therefor:

            "(o) Borrower shall timely make the payments to advertisers, as set forth in the schedule below (without prepayment):


       =============----------------------------------------===============
                                            Nickelodeon
       Month/Year    Turner Broadcasting      Network           Totals
       =============----------------------------------------===============
           09/98         $63,803.04         $131,808.70       $195,611.74
       =============----------------------------------------===============
           10/98         $64,281.53         $120,000.00       $184,281.53
       =============----------------------------------------===============
           11/98         $64,763.64         $120,000.00       $184,763.64
       =============----------------------------------------===============
           12/98         $65,249.37         $120,000.00       $185,249.37

       =============----------------------------------------===============
           01/99         $65,738.74         $120,000.00       $185,738.74
       =============----------------------------------------===============
           02/99         $66,231.78         $120,000.00       $186,231.78
       =============----------------------------------------===============
           03/99         $66,728.52         $250,000.00       $316,728.52
       =============----------------------------------------===============
           04/99         $67,228.98         $250,000.00       $317,228.98
       =============----------------------------------------===============
           05/99         $67,733.20         $250,000.00       $317,733.20
       =============----------------------------------------===============
           06/99         $68,241.20         $250,000.00       $318,241.20
       =============----------------------------------------===============
           07/99                            $250,000.00       $250,000.00
       =============----------------------------------------===============
           08/99                            $250,000.00       $250,000.00
       =============----------------------------------------===============
           09/99                            $250,000.00       $250,000.00
       =============----------------------------------------===============
           10/99                            $250,000.00       $250,000.00
       =============----------------------------------------===============
           11/99                            $250,000.00       $250,000.00
       =============----------------------------------------===============
           12/99                            $250,000.00       $250,000.00
       ====================================================================
       TOTALS:           $660,000.00       $3,231,808.70     $3,891,808.70
       ====================================================================

            Borrower will promptly notify Lender if it cannot adhere to its payment obligations relating to this advertising payment schedule."

     (b) Section 5, AFFIRMATIVE COVENANTS, is hereby modified by including the following additional subparagraph (p), Year 2000 Compliance:

            "(p) YEAR 2000 COMPLIANCE. Borrower shall perform all acts reasonably necessary to ensure that (i) Borrower and any business in which Borrower holds a substantial interest, and (ii) all customers, suppliers and vendors that are material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Bank such certifications or other evidence of Borrower's compliance with the terms of this paragraph as Bank may from time to time require."

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
     (c) Section 11, MISCELLANEOUS, is hereby modified by including the following additional subparagraph (m), Jury Waiver:

            "(m) JURY WAIVER. THE UNDERSIGNED AND BANK (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT ANY OTHER LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN BANK AND THE UNDERSIGNED. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENT."

     (d) Section 11, MISCELLANEOUS, is hereby modified by including the following additional subparagraph (n), Arbitration:

            "(n) ARBITRATION. Bank and Borrower agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint or class in nature, arising from the Revolving Note or the Term Note, any Loan Document or otherwise, including without limitation contract disputes and tort claims., shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any Collateral, including any claim to rescind, reform or otherwise modify any agreement relating to the Collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision."

     2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when, and only when, Lender shall have received counterparts of this Amendment executed by Borrower, and Section 1 hereof shall become effective when, and only when, Lender shall have additionally received all of the following:

            (a) Certificate of the Boards of Directors of Borrower authorizing the execution, delivery and performance of this Amendment, and the matters contemplated hereby; and

            (b) Any and all other documentation as Lender may reasonably require.

     3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants as follows:

            (a) That Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken. This Amendment, when executed and delivered, will constitute valid and binding obligations of Borrower enforceable in accordance with its terms. This Amendment does not violate any provisions of Borrower's Articles of Incorporation, By-Laws, or any contract, agreement, law or regulation to which Borrower is subject, and does not require the consent or approval of any regulatory authority or governmental body of the United States or any state.

            (b) That the representations and warranties made by Borrower in the Loan Agreement are true and correct as of the date of this Amendment.

            (c) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

     4. REFERENCE TO AND EFFECT ON THE SECURITY INSTRUMENTS.

            (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Security Instruments (hereinafter defined) to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended above, the Loan Agreement and all other instruments securing or guaranteeing Borrower's obligations to Lender (the "SECURITY INSTRUMENTS") shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Instruments and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Loan Agreement, as amended hereby, and under the other Security Instruments.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Security Instruments, nor constitute a waiver of any provision of any of the Security Instruments.

     5. WAIVER. As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce Lender to enter into this Amendment, Borrower warrants and represents to Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Lender or any defense to (i) the payment of any obligations and indebtedness under the Note and/or the Security Instruments or (ii) the performance of any of its obligations with respect to the Note and/or the Security Instruments, and in the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably waives any and all claims and causes of action against Lender and any defenses to its payment and performance obligations in respect to the Note and the Security Instruments.

     6. COSTS AND EXPENSES. Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Lender. In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

     7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

     9. DUE ON MATURITY. THIS LOAN IS PAYABLE IN FULL AT MATURITY. BORROWER MUST REPAY THE ENTIRE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN AND ANY UNPAID INTEREST THEN DUE. LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME, AND DOES NOT PLAN TO REFINANCE THE LOAN AT THAT TIME. BORROWER WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT BORROWER MAY OWN, OR BORROWER WILL HAVE TO FIND A LENDER, WHICH IS WILLING TO LEND BORROWER THE MONEY TO MAKE SUCH PAYMENT.

     10. FINAL AGREEMENT. THIS WRITTEN SECOND AMENDMENT TO AMENDED AND RESTATED LETTER LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL
AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

                                    BORROWER:

                                    DSI TOYS, INC.

                                    By:   /s/ M. D. DAVIS
                                    Name:    M. D. DAVIS
                                    Title:     CHIEF EXECUTIVE OFFICER

                                    LENDER:

                                    BANK ONE, TEXAS, N.A.

                                    By:    /s/ GAIL WAGGONER
                                    Name:    GAIL WAGGONER
                                    Title:    VICE PRESIDENT


                                      -6-